MAA	August 2, 2012	Supplemental Data S-1

MULTIFAMILY COMMUNITIES AND UNITS

Dollars in thousands

MULTIFAMILY COMMUNITIES

	Number of Units					Number of Communities
	2012		2011			2012		2011
	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
Same store communities	40,609	40,609	40,181	40,181	40,181	136	136	135	135	135
Stabilized non-same store communities	6,206	5,667	6,691	5,976	5,030	24	22	25	22	19
Development communities (1)	1,220	1,220	950	950	950	3	3	2	2	2
Lease-up communities	-	-	-	208	717	-	-	-	1	3
Wholly-owned communities	48,035	47,496	47,822	47,315	46,878	163	161	162	160	159
Joint venture communities	1,782	2,261	2,261	2,261	2,261	6	7	7	7	7
Total Multifamily communities	49,817	49,757	50,083	49,576	49,139	169	168	169	167	166

(1)	The Number of Units for Development Communities includes 815 units which have not yet been delivered and are unavailable for occupancy. The Number of Communities for Development Communities excludes one development which is a phase II to an existing community.

DEVELOPMENT PIPELINE

2.7% of Multifamily Gross Assets		Units						Current
			Percent	Percent of Completed		Estimated Cost		Cost	Construction		Initial	Expected
	MSA	Total	Completed	Occupied	Leased(2)	Total	per Unit	to Date	Start	Finish	Occupancy	Stabilized
Cool Springs	Nashville	428	51%	82%	109%	$55,400	$129	$48,249	4Q10	4Q12	1Q12	4Q13
River's Walk	Charleston	270	0%	N/A	N/A	33,000	$122	7,821	1Q12	4Q13	2Q13	4Q14
Ridge at Chenal Valley	Little Rock	312	60%	55%	81%	28,500	$91	24,563	2Q11	4Q12	1Q12	3Q13
1225 South Church Phase II	Charlotte	210	0%	N/A	N/A	26,700	$127	16,509	2Q11	4Q12	4Q12	4Q13
Total		1,220	33%	70%	96%	$143,600	$118	$97,142

(2)	Percent of Completed Leased may at times exceed 100% as units may be leased with future move-in dates in advance of the unit being completed and available for occupancy.

DEVELOPMENT AND LEASE-UP OPERATING DATA
	2012		2011
	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
Revenue from development communities	$771	$197	$2	$2	$-
Revenue from lease-up communities	-	-	-	720	2,017
Total development and lease-up revenues	771	197	2	722	2,017

Operating expenses from development communities	379	232	55	55	11
Operating expenses from lease-up communities	-	-	-	307	939
Total development and lease-up operating expenses	379	232	55	362	950

Total development and lease-up NOI	$392	$(35)	$(53)	$360	$1,067
Number of communities represented (3)	3	3	2	3	5

(3)	The Number of Communities Represented excludes one development community which is a phase II to an existing community; however, values for the phase are included in the table.

MAA	August 2, 2012	Supplemental Data S-2

MULTIFAMILY COMMUNITY STATISTICS

Dollars in thousands except Average Effective Rent

					Average
					Effective
	As of June 30, 2012				Rent for the
			Percent to		Three Months
	Completed	Gross	Total of Gross	Physical	Ended
	Units	Real Assets	Real Assets	Occupancy	Jun 30, 2012

Dallas, TX	4,810	$357,522	9.8%	95.9%	$911.44
Atlanta, GA	3,483	$286,306	7.9%	94.9%	$813.41
Jacksonville, FL	3,950	$279,063	7.7%	96.0%	$828.70
Nashville, TN	2,779	$226,320	6.2%	97.2%	$854.39
Houston, TX	2,909	$221,893	6.1%	97.3%	$868.31
Austin, TX	2,255	$177,175	4.9%	96.8%	$891.11
Raleigh/Durham, NC	1,549	$158,550	4.4%	96.8%	$902.23
Tampa, FL	1,786	$128,291	3.5%	95.9%	$916.75
Phoenix, AZ	1,024	$115,129	3.2%	94.2%	$773.86
South Florida	480	$54,975	1.5%	95.4%	$1,346.31
Richmond, VA	300	$41,477	1.1%	94.0%	$1,190.43
Charlotte, NC	196	$27,269	0.7%	98.0%	$1,126.68
Orlando, FL	288	$15,430	0.4%	95.5%	$759.23
Large Markets	25,809	$2,089,400	57.4%	96.1%	$878.39

Memphis, TN	3,305	$190,615	5.2%	96.3%	$752.79
Greenville, SC	1,748	$91,193	2.5%	95.3%	$660.11
Columbus, GA	1,509	$85,212	2.3%	95.0%	$760.15
Little Rock, AR	1,056	$76,010	2.1%	96.9%	$805.60
Savannah, GA	782	$71,750	2.0%	95.9%	$900.38
Jackson, MS	1,241	$65,345	1.8%	95.6%	$776.44
Lexington, KY	924	$63,805	1.8%	95.7%	$751.84
San Antonio, TX	740	$60,059	1.6%	95.5%	$909.85
Norfolk, Hampton, VA Beach, VA	536	$54,698	1.5%	95.9%	$1,072.08
Tallahassee, FL	604	$44,963	1.2%	95.4%	$873.79
Augusta, GA/Aiken, SC	912	$44,439	1.2%	95.7%	$689.98
Birmingham, AL	440	$43,670	1.2%	97.3%	$1,018.60
Charleston, SC	488	$43,629	1.2%	94.9%	$964.77
Chattanooga, TN	943	$42,697	1.2%	97.0%	$708.55
Macon, GA	694	$41,189	1.1%	96.5%	$741.64
All Other Secondary Markets by State (individual markets <$40MM gross real assets)
Florida	2,130	$137,241	3.8%	95.2%	$773.12
Georgia	1,233	$73,307	2.0%	94.2%	$712.97
South Carolina	576	$33,695	0.9%	95.0%	$720.42
Alabama	752	$47,681	1.3%	96.1%	$721.77
Virginia	232	$39,150	1.1%	97.0%	$1,294.41
Tennessee	665	$36,939	1.0%	94.3%	$669.55
Kentucky	624	$33,041	0.9%	97.0%	$732.22
Ohio	414	$26,034	0.7%	97.3%	$728.40
North Carolina	240	$9,544	0.3%	97.1%	$583.96
Secondary Markets	22,788	$1,455,906	39.9%	95.8%	$773.94

Subtotal	48,597	$3,545,306	97.3%	96.0%	$829.41

		Total
		Units
Nashville, TN	Large	428	219	$48,249	1.3%	82.0%	$1,360.32
Charleston, SC	Secondary	270	-	$7,821	0.2%	N/A	N/A
Little Rock, AR	Secondary	312	186	$24,563	0.7%	55.0%	$1,018.45
Charlotte, NC	Large	210	-	$16,509	0.5%	N/A	N/A
Lease-up and Development		1,220	405	$97,142	2.7%	69.6%	$1,203.32
Total Multifamily Communities		49,817	49,002	$3,642,448	100.0%	95.7%	$832.50

MAA	August 2, 2012	Supplemental Data S-3

SAME STORE SUMMARY

Dollars in thousands

	Three Months Ended June 30,			Six Months Ended June 30,
			Percent			Percent
	2012	2011	Change	2012	2011	Change
Revenues	$104,088	$99,524	4.6%	$206,595	$197,650	4.5%
Expense	43,116	42,294	1.9%	85,742	83,092	3.2%
NOI	$60,972	$57,230	6.5%	$120,853	$114,558	5.5%

	Percent Change from Prior Year
	1Q12	2Q12	YTD
Revenues	4.5%	4.6%	4.5%
Expense	4.5%	1.9%	3.2%
NOI	4.5%	6.5%	5.5%

	Percent Change from Prior Quarter
	1Q12	2Q12
Revenues	1.7%	1.5%
Expense	1.4%	1.1%
NOI	1.9%	1.8%

NOI BRIDGE

Dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/12	3/31/12	6/30/11	6/30/12	6/30/11
NOI
Large market same store	$32,748	$32,098	$30,401	$64,846	$60,677
Secondary market same store	28,224	27,783	26,829	56,007	53,881
Total same store	60,972	59,881	57,230	120,853	114,558
Non-same store	12,423	9,635	5,736	22,058	9,923
Total NOI	73,395	69,516	62,966	142,911	124,481
Held for sale NOI included above	(590)	(784)	(1,750)	(1,374)	(3,586)
Management fee income	209	269	263	478	486
Depreciation and amortization	(31,549)	(30,272)	(27,280)	(61,821)	(54,140)
Acquisition (expense) credit	(865)	634	(1,520)	(231)	(1,739)
Property management expenses	(5,570)	(5,454)	(5,194)	(11,024)	(10,338)
General and administrative expenses	(3,462)	(3,447)	(5,439)	(6,909)	(10,049)
Interest and other non-property income	112	142	114	254	459
Interest expense	(14,270)	(14,216)	(13,945)	(28,486)	(27,704)
(Loss) gain on debt extinguishment	(15)	20	(48)	5	(48)
Amortization of deferred financing costs	(869)	(771)	(707)	(1,640)	(1,422)
Net casualty gain (loss) and other settlement proceeds	2	(4)	(265)	(2)	(406)
(Loss) gain on sale of non-depreciable or non-real estate assets	(3)	-	22	(3)	16
Loss from real estate joint ventures	(67)	(31)	(178)	(98)	(423)
Discontinued operations	13,014	9,466	641	22,480	1,248
Net income attributable to noncontrolling interests	(1,312)	(1,178)	(252)	(2,490)	(563)
Net income attributable to MAA	$28,160	$23,890	$7,428	$52,050	$16,272

MAA	August 2, 2012	Supplemental Data S-4

CURRENT PERIOD SAME STORE DETAILS

Dollars in thousands except Average Effective Rent

CURRENT PERIOD ACTUALS As of June 30, 2012, unless otherwise noted

		Three Months Ended June 30, 2012
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,791	$10,316	$4,376	$5,940	$830.45	96.3%	94.1%	55.4%
Jacksonville, FL	3,471	$8,457	$3,443	$5,014	$781.06	95.9%	93.1%	54.5%
Nashville, TN	2,479	$6,858	$2,775	$4,083	$842.62	97.1%	94.7%	55.1%
Atlanta, GA	2,109	$5,814	$2,344	$3,470	$841.90	94.2%	92.2%	52.5%
Houston, TX	2,281	$6,334	$2,817	$3,517	$852.41	97.6%	94.2%	57.8%
Raleigh/Durham, NC	1,341	$3,650	$1,328	$2,322	$839.86	96.6%	95.0%	48.4%
Austin, TX	1,776	$4,905	$2,195	$2,710	$843.06	96.8%	95.3%	52.3%
Phoenix, AZ	1,024	$2,556	$1,121	$1,435	$773.86	94.2%	89.7%	59.8%
Tampa, FL	1,552	$4,555	$1,986	$2,569	$895.28	95.5%	93.6%	49.2%
South Florida	480	$2,008	$721	$1,287	$1,346.31	95.4%	94.7%	48.8%
Orlando, FL	288	$680	$279	$401	$759.23	95.5%	92.3%	46.2%
Large Markets Total	20,592	$56,133	$23,385	$32,748	$842.00	96.1%	93.7%	53.9%

Secondary Markets
Memphis, TN	3,305	$7,965	$3,462	$4,503	$752.79	96.3%	93.2%	56.3%
Greenville, SC	1,748	$3,747	$1,599	$2,148	$660.11	95.3%	91.7%	57.1%
Columbus, GA	1,509	$3,613	$1,466	$2,147	$760.15	95.0%	90.8%	72.4%
Jackson, MS	1,241	$3,100	$1,194	$1,906	$776.44	95.6%	92.3%	62.8%
Lexington, KY	924	$2,194	$829	$1,365	$751.84	95.7%	93.4%	58.0%
Little Rock, AR	808	$1,846	$671	$1,175	$722.65	96.9%	95.2%	51.1%
Savannah, GA	526	$1,495	$558	$937	$892.65	96.2%	93.6%	57.0%
Augusta, GA/Aiken, SC	912	$2,059	$877	$1,182	$689.98	95.7%	93.1%	68.6%
Charleston, SC	488	$1,522	$567	$955	$964.77	94.9%	92.6%	65.8%
Chattanooga, TN	943	$2,269	$969	$1,300	$708.55	97.0%	95.8%	57.4%
Jackson, TN	665	$1,415	$690	$725	$669.55	94.3%	91.8%	61.8%
Columbia, SC	576	$1,369	$633	$736	$720.42	95.0%	92.0%	49.3%
Huntsville, AL	544	$1,250	$511	$739	$701.02	95.2%	91.4%	55.3%
Warner Robins, GA	504	$1,218	$475	$743	$741.27	94.4%	91.9%	63.7%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	2,230	$5,453	$2,247	$3,206	$762.82	94.8%	92.2%	54.8%
Georgia	1,126	$2,493	$1,081	$1,412	$701.43	94.9%	90.6%	60.1%
Kentucky	624	$1,438	$511	$927	$732.22	97.0%	94.5%	51.1%
Texas	400	$1,153	$471	$682	$913.72	96.3%	95.2%	72.3%
Alabama	408	$1,032	$412	$620	$754.29	97.5%	93.3%	49.3%
Virginia	296	$870	$308	$562	$912.96	96.3%	90.1%	66.2%
North Carolina	240	$454	$200	$254	$583.96	97.1%	90.1%	64.6%
Secondary Markets Total	20,017	$47,955	$19,731	$28,224	$745.14	95.7%	92.6%	59.2%

Total Same Store	40,609	$104,088	$43,116	$60,972	$794.25	95.9%	93.2%	56.5%

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.

MAA	August 2, 2012	Supplemental Data S-5

SAME STORE GROWTH DETAILS

PERCENT CHANGE TO THREE MONTHS ENDED JUNE 30, 2012

FROM THREE MONTHS ENDED MARCH 31, 2012 (PRIOR QUARTER) AND THREE MONTHS ENDED JUNE 30, 2011 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	2.7%	7.7%	1.5%	1.7%	3.7%	12.5%	0.5%	0.8%	2.0%	7.8%
Jacksonville, FL	0.9%	2.6%	2.3%	5.1%	0.0%	0.9%	-0.8%	-1.0%	1.2%	3.7%
Nashville, TN	2.9%	7.3%	10.2%	7.9%	-1.5%	6.9%	0.5%	0.8%	2.3%	7.0%
Atlanta, GA	1.2%	4.4%	1.4%	1.1%	1.1%	6.7%	-2.1%	-2.8%	1.4%	5.2%
Houston, TX	2.4%	6.9%	-2.9%	-1.1%	7.1%	14.3%	1.2%	2.3%	1.5%	6.0%
Raleigh/Durham, NC	2.6%	6.8%	5.0%	-1.0%	1.4%	11.7%	-0.6%	-0.9%	2.5%	7.0%
Austin, TX	2.6%	9.9%	-3.1%	0.3%	7.8%	19.2%	0.6%	1.1%	2.6%	10.2%
Phoenix, AZ	1.4%	4.5%	0.7%	16.6%	2.0%	-3.4%	-1.3%	1.6%	2.0%	5.3%
Tampa, FL	1.1%	3.2%	6.5%	6.6%	-2.7%	0.7%	-1.9%	-1.9%	2.0%	4.5%
South Florida	3.4%	5.1%	-0.8%	6.0%	5.9%	4.6%	-1.3%	-0.9%	1.2%	3.1%
Orlando, FL	-0.9%	5.6%	6.1%	6.5%	-5.2%	5.0%	-1.0%	-1.4%	1.8%	5.6%
Large Markets Total	2.0%	5.9%	2.1%	3.4%	2.0%	7.7%	-0.3%	0.0%	1.8%	6.1%

Secondary Markets
Memphis, TN	0.9%	3.1%	-3.3%	-0.9%	4.4%	6.5%	-0.4%	-1.5%	1.9%	3.9%
Greenville, SC	1.3%	6.9%	-0.4%	-0.4%	2.6%	13.1%	-0.9%	-0.8%	2.5%	6.7%
Columbus, GA	-0.4%	-0.1%	0.3%	3.5%	-0.8%	-2.4%	0.6%	-1.0%	1.8%	4.8%
Jackson, MS	1.1%	4.4%	5.0%	-0.6%	-1.2%	7.8%	-0.6%	-1.6%	2.2%	4.2%
Lexington, KY	2.9%	3.4%	-0.4%	2.0%	4.9%	4.3%	1.8%	-2.0%	1.7%	5.0%
Little Rock, AR	0.4%	2.4%	-4.4%	-5.4%	3.4%	7.4%	0.6%	-0.4%	0.6%	2.3%
Savannah, GA	0.3%	3.8%	-0.9%	2.8%	1.0%	4.5%	1.1%	0.6%	1.9%	5.3%
Augusta, GA/Aiken, SC	1.6%	0.4%	0.3%	-5.7%	2.5%	5.4%	-1.1%	-0.2%	1.7%	0.5%
Charleston, SC	0.7%	4.9%	-1.0%	-2.4%	1.8%	9.8%	1.0%	-1.0%	0.5%	4.9%
Chattanooga, TN	2.6%	5.3%	0.6%	3.6%	4.2%	6.6%	1.0%	0.1%	1.7%	5.9%
Jackson, TN	1.2%	2.8%	3.8%	0.9%	-1.1%	4.6%	-1.5%	-3.7%	2.2%	5.4%
Columbia, SC	0.8%	3.6%	-0.2%	2.8%	1.7%	4.2%	-0.1%	0.7%	1.6%	4.5%
Huntsville, AL	3.4%	3.8%	-1.2%	0.4%	6.8%	6.3%	1.8%	0.7%	1.0%	2.9%
Warner Robins, GA	-1.1%	1.6%	3.5%	1.3%	-3.9%	1.8%	-3.2%	-2.4%	1.9%	3.2%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	1.1%	2.4%	0.3%	2.1%	1.6%	2.6%	-1.7%	-0.9%	1.8%	3.7%
Georgia	-0.4%	-0.2%	2.9%	2.9%	-2.8%	-2.4%	-0.8%	-2.2%	0.6%	0.9%
Kentucky	2.4%	5.1%	3.7%	3.0%	1.8%	6.3%	-0.4%	1.6%	1.9%	6.2%
Texas	2.4%	8.6%	3.5%	-3.7%	1.6%	19.0%	-0.5%	-1.0%	1.7%	7.8%
Alabama	-0.5%	4.0%	-3.1%	-3.7%	1.3%	9.9%	-1.5%	-0.3%	1.3%	4.3%
Virginia	-0.8%	-1.4%	-0.6%	-2.2%	-0.9%	-0.9%	-1.0%	3.1%	1.8%	1.4%
North Carolina	-2.2%	1.3%	12.4%	2.0%	-11.2%	0.8%	0.8%	-2.1%	1.8%	5.8%
Secondary Markets Total	1.0%	3.1%	0.1%	0.3%	1.6%	5.2%	-0.3%	-0.9%	1.7%	4.2%

Total Same Store	1.5%	4.6%	1.1%	1.9%	1.8%	6.5%	-0.3%	-0.5%	1.8%	5.2%

MAA	August 2, 2012	Supplemental Data S-6

OPERATING RESULTS

Dollars in thousands

	Three Months
	Ended
	June 30,	Trailing
	2012	4 Quarters
Net income attributable to MAA	$28,160	$84,599
Depreciation and amortization	31,549	120,749
Interest expense	14,270	58,626
Loss on debt extinguishment	15	702
Amortization of deferred financing costs	869	3,120
Net casualty (gain) loss and other settlement proceeds	(2)	215
Gain (loss) on sale of non-depreciable or non-real estate assets	3	(1,065)
Net casualty loss and other settlement proceeds of discontinued operations	2	61
Depreciation of discontinued operations	374	2,483
Gain on sale of discontinued operations	(12,953)	(35,252)
EBITDA	$62,287	$234,238

	Three Months Ended
	June 30
	2012		2011
EBITDA/Debt Service	4.09	x	3.39	x
Fixed Charge Coverage (1)	4.36	x	3.62	x
Total Debt/Total Gross Assets	44.1%		47.1%
Total Net Debt (2)/Total Gross Assets	43.5%		46.7%
Total Net Debt (2)/EBITDA	6.69	x	7.67	x
Unencumbered Assets/Total Gross Assets	48.5%		17.9%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

(2) Total Net Debt equals Total Debt less Cash and Cash Equivalents.

DEBT AS OF JUNE 30, 2012

Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES

		Average Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$858,738	4.2	5.0%
Tax-free - Fixed Rate or Swapped	17,800	0.3	4.4%
Conventional - Variable Rate - Capped (1)	213,136	3.6	1.0%
Tax-free - Variable Rate - Capped (1)	72,715	1.7	1.0%
Total Secured Fixed or Hedged Rate Debt	1,162,389	3.8	4.0%
Conventional - Variable Rate	64,032	0.2	0.8%
Total Secured Debt	1,226,421	3.7	3.9%
Unsecured Debt
Fixed Rate or Swapped	285,000	6.3	3.9%
Variable Rate	78,000	-	1.7%
Total Unsecured Debt	363,000	5.0	3.4%
Total Debt	$1,589,421	4.0	3.8%

Total Fixed or Hedged Debt	$1,447,389	4.3	4.0%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.4% of SIFMA for tax-free caps.

MAA	August 2, 2012	Supplemental Data S-7

DEBT AS OF JUNE 30, 2012 continued

Dollars in thousands

OUTSTANDING BALANCES

	Available			Average
	Credit	Amount	Remaining	Years to
	Limit	Borrowed	Capacity	Maturity
Fannie Mae Credit Facilities	$638,236	$638,236	$-	6.0
Freddie Mac Credit Facilities	198,247	198,247	$-	2.0
Unsecured Credit Facility	248,827	78,000	$170,827	3.3
Other Secured Borrowings	389,938	389,938	$-	7.0
Other Unsecured Debt	285,000	285,000	$-	6.3
Total Debt	$1,760,248	$1,589,421	$170,827	5.7

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facility Amounts Borrowed
	Secured		Unsecured	Other	Other
Maturity	Fannie Mae	Freddie Mac	Facility	Secured	Unsecured	Total
2012	$-	$-	$-	$-	$-	$-
2013	-	-	-	-	-	$-
2014	186,721	198,247	-	16,675	-	$401,643
2015	120,000	-	78,000	51,155	-	$249,155
2016	80,000	-	-	-	-	$80,000
2017	80,000	-	-	61,387	150,000	$291,387
Thereafter	171,515	-	-	260,721	135,000	$567,236
Total	$638,236	$198,247	$78,000	$389,938	$285,000	$1,589,421

INTEREST RATE MATURITIES

	Fixed	Interest	Total		Interest	Total	Average
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Years to
	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2012		$42,800	$42,800	4.8%	$23,795	$66,595
2013	-	190,000	190,000	5.2%	7,945	$197,945
2014	16,675	144,000	160,675	5.7%	59,631	$220,306
2015	35,955	75,000	110,955	5.6%	55,200	$166,155
2016	-	-	-	-	89,280	$89,280
2017	111,387	150,000	261,387	2.6%	25,000	$286,387
Thereafter	395,721	-	395,721	5.0%	25,000	$420,721
Total	$559,738	$601,800	$1,161,538	4.7%	$285,851	$1,447,389	4.4

SUMMARIES

		Percent of	Interest	Years to
Floating Versus Fixed Rate or Hedged Debt	Balance	Total	Rate	Maturity
Fixed rate or swapped debt	$1,161,538	73.1%	4.7%	4.6
Capped debt	285,851	18.0%	1.0%	3.1
Floating (unhedged) debt	142,032	8.9%	1.3%	0.1
Total	$1,589,421	100.0%	3.8%	4.0

		Percent of	Interest	Years to
Secured Versus Unsecured Debt	Balance	Total	Rate	Maturity
Unsecured debt	$363,000	22.8%	3.4%	5.7
Secured debt	1,226,421	77.2%	3.9%	5.5
Total	$1,589,421	100.0%	3.8%	5.7

	Total	Percent of	Total	Percent of
Unencumbered Versus Encumbered Assets	Cost	Total	NOI (1)	Total
Unencumbered gross assets	$1,745,497	48.5%	$33,012	45.0%
Encumbered gross assets	1,856,668	51.5%	40,383	55.0%
Total	$3,602,165	100.0%	$73,395	100.0%

(1) For the three months ended June 30, 2012.

MAA	August 2, 2012	Supplemental Data S-8

JOINT VENTURE OPERATIONS

Dollars in thousands

OPERATING DATA (MAA'S PRO-RATA SHARE)	Three Months Ended,		Six Months Ended,
	June 30,		June 30,
	2012	2011	2012	2011
Property revenues	$1,666	$2,097	$3,809	$3,879
Property operating expenses	824	1,033	1,852	1,942
Net Operating Income	842	1,064	1,957	1,937

Interest expense	439	554	998	1,052
Depreciation and amortization	442	629	1,000	1,145
Other	28	59	57	163
Total Other Expenses	909	1,242	2,055	2,360

Gain (loss) from real estate joint ventures	$(67)	$(178)	$(98)	$(423)

BALANCE SHEET DATA	June 30,	December 31,
	2012	2011
Gross real estate assets	$148,998	$195,069
Accumulated depreciation	(14,669)	(14,882)
Real estate assets, net	134,329	180,187
Other assets	5,028	7,552
Total assets	139,357	187,739

Notes payable	103,713	131,012
Other liabilities	46,870	67,655
Total liabilities	150,583	198,667

Member's equity	(11,226)	(10,928)
Total liabilities and member's equity	$139,357	$187,739

MAA's investment in real estate joint venture	$6,202	$17,006
MAA's pro-rata share of joint venture debt	$34,568	$43,666
MAA's pro-rata share of joint venture gross real estate assets	$49,661	$65,016
Percent of MAA wholly owned gross real estate assets	1%	2%

COMMUNITY DATA (as of end of period)	June 30,	December 31,
	2012	2011
Number of communities	6	7
Number of units	1,782	2,261